Property and Equipment	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and Equipment

3. Property and Equipment

The following is a summary of the components of property and equipment (in thousands):

	As of December 31,
	2021	2020
Manufacturing and lab equipment	$4,286	$558
Leasehold improvements	936	941
Software and computer equipment	696	684
Furniture and equipment	82	82
	6,000	2,265
Less: accumulated depreciation	(1,975)	(1,794)
	$4,025	$471

Depreciation expense for 2021 was approximately $0.2 million. Depreciation expense for 2020 was approximately $0.1 million.

Of the $4.3 million in manufacturing and lab equipment listed as of December 31, 2021, $2.7 million is related to the purchase of equipment for SINTX Armor. As explained in Note 1, on July 20, 2021, the Company acquired the equipment and obtained certain intellectual know how with which it intends to develop, manufacture and commercialize protective armor plates from boron carbide and a composite material of silicon carbide and boron carbide for military, law enforcement and civilian uses. The total purchase price for the assets was $2.8 million, $2.7 million of which has been paid and the remaining $0.1 million is to be paid upon completion of certain checkpoints.

As of December 31, 2021, the assets have not yet been placed in service, nor has the Company recognized any depreciation expense associated with these assets. The intention of the Company is to place these assets into service by mid 2022.